WASATCH FUNDS, INC.

                         Supplement dated March 13, 2002
                    to the Prospectus dated January 31, 2002

This Supplement updates certain information contained in the Wasatch Funds Prospectus dated January 31, 2002. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 1.800.551.1700 or you may download a Prospectus from our web site at www.wasatchfunds.com.
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In the Prospectus, the following information is to be inserted under the heading
"Wasatch Core Growth Fund" on pages 10 and 24:

STATUS: Effective March 28, 2002, the Wasatch Core Growth Fund will close to new contributions from existing shareholders. The Core Growth Fund remains closed to new investors.

In the Prospectus, the following information is to be inserted under the heading "Wasatch Small Cap Value Fund" on pages 12 and 25:

STATUS: Effective March 28, 2002, the Wasatch Small Cap Value Fund will close to new contributions from existing shareholders. The Small Cap Value Fund remains closed to new investors.

In the Prospectus, the following information replaces the section with the heading "Open or Closed Status of Funds as of January 31, 2002" on page 45:

OPEN OR CLOSED STATUS OF FUNDS AS OF MARCH 28, 2002

  The Advisor may open or close a Fund to maintain its assets at a level we believe will be optimal for the Fund as we strive to achieve its investment objective. To find out the current open or closed status of a Fund, please call a Shareholder Services Representa tive at 1.800.551.1700 or visit our web site at www.wasatchfunds.com.
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o The Ultra Growth, Global Science & Technology and U.S. Treasury Funds are open to existing shareholders and new investors.

o The Small Cap Growth Fund is open to existing Small Cap Growth shareholders. The Fund is closed to new investors.

o Effective March 28, 2002 (except for IRAs),* the Core Growth Fund will close to new contributions from existing Core Growth shareholders. The Fund remains closed to new investors.

o Effective March 28, 2002 (except for IRAs),* the Small Cap Value Fund will close to new contributions from existing Small Cap Value shareholders. The Fund remains closed to new investors.

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o The Micro Cap Fund is closed to existing Micro Cap shareholders and new investors.

o Shareholders of the Core Growth, Small Cap Value and Micro Cap Funds may continue to add to their accounts through the automatic investment plan (AIP) and the reinvestment of dividends and capital gain distributions on any shares owned. When a Fund is closed to existing shareholders, they may continue to add to their accounts through the AIP but may not increase the AIP amount.

o Shareholders of Small Cap Growth Fund may continue to add to their accounts through the automatic investment plan, reinvestment of dividends and capital gain distributions on any shares owned and through the purchase of additional shares.

o Shareholders of the Small Cap Growth Fund may add to existing accounts and open new accounts that have the same Social Security Number or registered shareholder as the existing accounts.

o Custodians named for minors (children under 18) on existing Small Cap Growth Fund accounts may open new Small Cap Growth accounts.

o Financial advisors whose clients have existing accounts in the Core Growth, Small Cap Value and Micro Cap Funds may not make new contributions to those accounts and may not open new accounts for new or existing clients.

o Financial advisors may continue to purchase shares for clients with existing Small Cap Growth Fund accounts but may not open new accounts for clients who do not have an existing Small Cap Growth account.

o At the discretion of the Advisor, the Small Cap Growth, Core Growth and Small Cap Value Funds may be available through firms that provide admin istrative services to their customers who are shareholders of these Funds.

o Directors of the Funds and employees and directors of Wasatch Advisors, Inc. may continue to open new accounts in closed Funds.

o Participants in certain 401(k) plans may open new accounts and purchase shares in closed Funds.

*Contributions must be postmarked on or before March 28, 2002. Contri butions to IRA accounts must be postmarked on or before April 15, 2002.

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